CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Audiovox Corporation (the "Company") on Form 10-Q for the three and six months ended August 31, 2007 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, I, Patrick M. Lavelle, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 10, 2007

                                      /s/Patrick M. Lavelle
                                      ---------------------
                                      Patrick M. Lavelle
                                      President and Chief Executive Officer



















                                  EXHIBIT 32.1


                                       1